                                                                                                       Exhibit 99.1

NEWS RELEASE

Media Contact:             Roy Wiley          630-753-2627
Investor Contact:          Ramona Long        630-753-2406
Web site:                  www.nav-international.com

                               NAVISTAR REPORTS SECOND QUARTER, FIRST HALF RESULTS;
                                PERFORMANCE IN LINE WITH SECURITY ANALYST ESTIMATES

                 Gross Margins Improve; Lower Forecast For Industry Class 6-7, School Bus Volume;
                      New Truck, Engine Launches Designed To Reduce Costs Remain On Schedule

         WARRENVILLE, Ill.-- May 16, 2002 -- Navistar International Corporation (NYSE: NAV), the nation's largest commercial truck and mid-range diesel engine producer, today reported a loss of $4 million, equal to ($0.07) per diluted common share, for the three months ended April 30, 2002, compared with earnings of  $3 million or $0.05 per diluted common share a year earlier. The consensus estimate of security analysts was for a ($0.11) per share loss.

         Consolidated sales and revenues from manufacturing and financial services operations for the second quarter of 2002 totaled $1.7 billion, compared with the $1.8 billion reported in the second quarter of 2001.
Aided by on-going programs to strengthen the company and reduce costs, manufacturing gross margin for the second quarter improved to 14.3 percent from 10.7 percent in the first quarter and 13.9 percent in the second quarter a year ago. The margin improvement was achieved despite materially lower truck production than in the second quarter a year ago.

         For the first six months of fiscal 2002, Navistar reported a loss of  $60 million, or ($1.00) per diluted common share, compared with a loss of $32 million, or ($0.53) per diluted common share in the first six months a year ago. Consolidated first half sales and revenues amounted to $3.2 billion, compared with $3.3 billion in the first six months of 2001.

         John R. Horne, Navistar chairman and chief executive officer, said that the company's return to profitability was hindered by continued weakness in demand for Class 6-7 medium trucks where the company is the market leader with a 40+ percent share and school buses where the company has a 60 percent share.

                                                        E-1

Navistar Second Quarter 2002 Earnings - Page 2

          "The current downturn, which has been the worst in memory, has impacted all market segments, and we have again adjusted our forecast for total industry volume in fiscal 2002," Horne said.

         The company has lowered its forecast for medium trucks to 101,500, including 79,000 Class 6-7 trucks, down from a previous forecast of 112,500 units, including 87,500 Class 6-7 trucks. School bus demand, reflecting lower than anticipated tax receipts and government spending has been lowered by 2,000 units to 26,000 units. The forecast for Class 8 heavy truck volume has been raised by 12,000 units to 156,000 units, to reflect a pre-buy of trucks before new emissions standards go into effect on October 1, 2002 as well as some renewed confidence in the economy.

         "The recent increase in industry orders for heavy trucks is being driven both by so called pre-buying in advance of the new emissions standards for big bore engines and demand strengthened by the economy," Horne said.
"The continued softness in the Class 6-7 and school bus markets, which represent our more profitable core businesses, makes the earnings situation for the year significantly more challenging. Medium truck retail demand is running below our current forecast which requires an improvement in the market for the rest of the year."

         Horne emphasized that the company continues to manage through the current downturn by balancing truck production with industry demand and the need to replenish low dealer inventories. Effective June 3, output at the company's Springfield, Ohio, assembly plant will be increased to 193 units per day from the present 159 units per day.

         As part of its program to manage through the downturn and build for the future, Horne said the company will complete the launch of its New High Performance Trucks (4000, 7000 and 8000 Series) as well as its new V8 engine by the end of October, thereby reducing the associated start up costs with those products. In addition, a new V8 engine for Ford will go into production at Indianapolis later this year.

         Worldwide shipments of International brand medium and heavy trucks and school buses during the second quarter totaled 20,900 units, compared with 16,700 units in the first quarter and 25,100 units in the second quarter of 2001.

         Shipments of mid-range diesel engines to other original equipment manufacturers during the quarter totaled 78,900 units, compared with 78,000 units in the first quarter and 85,300 units in the second quarter of
2001.
                                                            E-2

Navistar Second Quarter 2002 Earnings - Page 3

         Navistar International Corporation (NYSE: NAV) is the parent company of International Truck and Engine
Corporation, a leading producer of mid-range diesel engines, medium trucks, heavy trucks, severe service vehicles, and a provider of parts and service sold under the International(R)brand. IC Corporation, a wholly owned subsidiary, produces school buses.  The company also is a private label designer and manufacturer of diesel engines for the pickup truck, van and SUV markets. Additionally, through a joint venture with Ford Motor Company, the company will build medium commercial trucks and currently sells truck and diesel engine services parts.
International Truck and Engine has the broadest distribution network in the industry. Financing for customers and dealers is provided through a wholly owned subsidiary. Additional information can be found on the company's web site at www.nav-international.com

Forward Looking Statements

Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the company's expectations, hopes, beliefs and intentions on strategies regarding the future.  It is important to note that the company's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including but not limited to general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility, and other risks detailed from time to time in Navistar's Securities and Exchange Commission filings.  Navistar assumes no obligation to update the information included in this release.

Conference Call Scheduled

         The company's conference call with security analysts to discuss the earnings report will be webcast at
  10 a.m. CDT today. The webcast can be accessed through Navistar's website at
  http://www.nav-international.com/investor/ and connecting to the link to the conference call. Additional financial information can be found at http://www.nav-international.com/investor, via the Financial and
  Investor Information link to the Overview page.

                                                        E-3

                                        NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
                                          STATEMENT OF INCOME (UNAUDITED)
                                   (Millions of dollars, except per share data)

                                                          Three Months Ended                      Six Months Ended
                                                               April 30                               April 30
                                                    --------------------------------      ----------------------------------

                                                        2002               2001                2002               2001
                                                        ----               ----                ----               ----
Sales and Revenues
Sales of manufactured products                      $     1,602        $    1,709         $     2,991        $     3,142
Finance and insurance revenue                                72                78                 149                154
Other income                                                  4                17                  10                 24
                                                    -----------        ----------         -----------        -----------
Total sales and revenues                                  1,678             1,804               3,150              3,320
                                                    -----------        ----------         -----------        -----------

Costs and expenses
Cost of products and services sold                  $     1,388        $    1,495         $     2,644        $     2,780
Restructuring adjustment                                      -                 -                  (1)                 -
Postretirement benefits expense                              58                47                 116                 93
Engineering and research expense                             65                65                 129                130
Sales, general and administrative expense                   129               137                 263                258
Interest expense                                             38                42                  78                 83
Other expense                                                 7                13                  18                 27
                                                    -----------        ----------         -----------        -----------
Total costs and expenses                                  1,685             1,799               3,247              3,371
                                                    -----------        ----------         -----------        -----------

     Income (loss) before income taxes                       (7)                5                 (97)               (51)
     Income tax expense (benefit)                            (3)                2                 (37)               (19)
                                                    -----------        ----------         -----------        -----------

Net income (loss)                                   $        (4)       $        3         $       (60)       $       (32)
                                                    ===========        ==========         ===========        ===========

Earnings (loss) per share
     Basic                                               $(0.07)             $0.05             $(1.00)            $(0.53)
     Diluted                                             $(0.07)             $0.05             $(1.00)            $(0.53)

Average shares outstanding (millions)
     Basic                                                 60.4               59.5               60.1               59.5
     Diluted                                               60.4               59.9               60.1               59.5

----------------------------------------------------------------------------------------------------------------------------
The Statement of Income includes the consolidated financial results of the company's manufacturing operations with its wholly owned financial services operations.

                                                        E-4

                                        NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
                                   STATEMENT OF FINANCIAL CONDITION (UNAUDITED)
                                               (Millions of dollars)

                                                                                                  AS OF APRIL 30
                                                                                   ---------------------------------------------
                                                                                          2002                     2001
                                                                                   --------------------     --------------------
ASSETS

Cash and cash equivalents                                                              $        558             $        428
Marketable securities                                                                           565                      519
                                                                                       ------------             ------------
                                                                                              1,123                      947
Receivables, net                                                                              1,661                    1,668
Inventories                                                                                     644                      718
Property and equipment, net                                                                   1,676                    1,843
Investments and other assets                                                                    334                      342
Prepaid and intangible pension assets                                                           277                      305
Deferred tax asset, net                                                                       1,020                      892
                                                                                       ------------             ------------

Total assets                                                                           $      6,735             $      6,715
                                                                                       ============             ============

LIABILITIES AND SHAREOWNERS' EQUITY

Liabilities
Accounts payable, principally trade                                                    $        946             $      1,064
Debt:    Manufacturing operations                                                               940                      641
         Financial services operations                                                        1,788                    1,888
Postretirement benefits liability                                                             1,105                      817
Other liabilities                                                                               864                    1,026
                                                                                       ------------             ------------
Total liabilities                                                                             5,643                    5,436
                                                                                       ------------             ------------

Commitments and contingencies

Shareowners' equity
Series D convertible junior preference stock                                                      4                        4
Common stock (75.3 million shares issued)                                                     2,139                    2,139
Retained earnings (deficit)                                                                    (244)                    (176)
Accumulated other comprehensive loss                                                           (333)                    (179)
Common stock held in treasury, at cost                                                         (474)                    (509)
                                                                                       ------------             ------------
                                                                                              1,092                    1,279
                                                                                       ------------             ------------
Total shareowners' equity

Total liabilities and shareowners' equity                                              $      6,735             $      6,715
                                                                                       ============             ============

--------------------------------------------------------------------------------------------------------------------------------
The Statement of Financial Condition includes the consolidated financial results of the company's manufacturing operations with its wholly owned financial services operations.

                                                              E-5